UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021
___________________

HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

DE	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood St., Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2021, HollyFrontier Corporation (the “Corporation”) announced that, effective as of March 29, 2021, Thomas G. Creery will focus solely on his role as President of HollyFrontier Renewables to advance the Corporation’s renewables strategy and oversee all activities associated with the Corporation’s Renewables business. Mr. Creery has served in expanding senior leadership roles since joining the Corporation in 2006. As President of HollyFrontier Renewables, he will continue to serve as an executive officer of the Corporation as such term is defined under the rules of the Securities and Exchange Commission.

The commercial activities previously overseen by Mr. Creery in his prior role as Senior Vice President, Commercial have been reassigned and will continue to be overseen by Timothy Go’s organization. Mr. Go serves as the Corporation’s Executive Vice President and Chief Operating Officer.

There were no new compensatory or other material arrangements entered into, or modifications to existing compensatory arrangements made, nor were there any grants or awards made to Mr. Creery or Mr. Go based on this announcement. Both Mr. Creery and Mr. Go will continue to be compensated pursuant to their existing compensatory arrangements until the Compensation Committee of the Board of Directors of the Corporation determines otherwise. Existing compensatory arrangements for Mr. Creery and Mr. Go are described in the Corporation’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 25, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:    /s/ Vaishali S. Bhatia
Vaishali S. Bhatia
Senior Vice President, General Counsel and Secretary

Date: March 29, 2021